
NEWAGE
Live Healthy.

ROTH CONFERENCE
MARCH 16, 2020

ROTH Capital Partners

POSITIONED for GROWTH

March 17, 2020

SAFE HARBOR

NEWAGE

This presentation includes "forward-looking statements," within the meaning of the U.S. Securities Act of 1933, as amended and the U.S. Securities Exchange Act of 1934, as amended, or the "Exchange Act." Forward-looking statements are not based on historical information and include, without limitation, statements regarding our future financial condition and results of operations, business strategy and plans and objectives of management for future operations. Forward-looking statements reflect our current views with respect to future events. The words "may," "will," "expect," "intend," "anticipate," "believe," "project," "estimate" and similar expressions identify forward-looking statements. These forward-looking statements are based upon estimates and assumptions made by us or our officers that, although believed to be reasonable, are subject to certain known and unknown risks and uncertainties that could cause actual results to differ materially and adversely as compared to those contemplated or implied by such forward-looking statements.

All forward-looking statements involve risks, assumptions and uncertainties. You should not rely upon forward-looking statements as predictors of future events. The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control. Actual results may differ materially from expected results. These risks, assumptions and uncertainties are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. All of the forward-looking statements we have included in this presentation are based on information available to us on the date of this presentation. We undertake no obligation, and specifically decline any obligation, to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation might not occur.

WHERE HAVE WE COME FROM?



NEWAGE
$350
$300
$250
$200
$150
$100
$50
$0
1H 2016
2H 2016
2017
2018
2019
2020

WHERE ARE WE NOW?

NEWAGE

- Platform established in 60 countries
- Omni-channel route to market…e-commerce fulfilled/home delivery
- Portfolio of healthy brands
- Pipeline of Intellectual property supporting immunity/inflammation
- Increasing management strength, executional capabilities
- Unobstructed growth
- Financial flexibility, strong balance sheet, capital structure, cash

Live Healthy.

PLATFORM FOR GROWTH ESTABLISHED

NEWAGE

Infrastructure across 60 major countries



Omni-Channel Route to Market

Direct-to-Store Distribution

- 8th Largest Independent DSD Distributor in US
- ≈6,000 Captive Outlets
- ≈70 Brands/900 Sku's
- 4 Categories (Snacks, Beverages, Beer, Other)

Direct-to-Consumer Distribution

- ≈300,000 Independent Distributors/Customers
- ≈$7.5B Cumulative sales of Tahitian Noni
- ≈5,000 in-home visits or deliveries/day
- 10 production/distribution facilities/60 countries

Retail Distribution

- ≈300,000 Points of Distribution
- ≈100 DSD Partners Nationally
- ≈80% Penetration of Top Retailers
- ≈6 SKU's Average Per Store

E-Commerce Distribution

- ≈$150MM Annual Subscriber Revenue
- ≈1,000,000 Consumer Database
- ≈80% Gross Margin
- 6 Dedicated Pick, Pack, Ship Centers Worldwide

Portfolio of Healthy Brands

Direct

- tahitian NONI – THE ORIGINAL SUPERFRUIT
- TE·MANA tahiti – Paradise for the skin
- HiRO – CONQUER YOUR WORLD
- 'NHANCED – THE SCIENTIFIC APPROACH

Retail

- NESTEA – less is more
- illy – COLD IS THE NEW HOT
- Volvic – FIND YOUR VOLCANO
- evian – CRAFTED BY NATURE

Pipeline of New Products/IP


tahitian NONI
CBD
SHOT
SHAPE
'NHANCED
HEARING
'NHANCED
CELL DEFENSE

NEWAGE BUSINESS STRUCTURE: TIMELY AND DEFENSIBLE

NEWAGE

- 80% of revenue, ordered, fulfilled online
- 80% of revenue delivered directly to consumer's homes
- 280K+ network of independent business owners…focused on generating income
- Access to growth/opportunities in 60 countries
- Portfolio of healthy products
- Intellectual property/key products effective for immunity and inflammation
- Financial strength to maneuver as situation unfolds by market

Live Healthy.

BALANCE SHEET HIGHLIGHTS

- $61MM of cash
- $113MM in current assets
- $24MM in total debt
- $34MM of working capital
- $62MM NOL carryforward

	Dec 31, 2019	Dec 31, 2018
Cash	$60.8	$42.5
Accounts receivable	$11.0	$9.8
Inventories	$36.7	$37.1
Total current assets	$113.0	$96.0
Property & equipment	$28.4	$57.3
Total assets	$251.1	$286.9
Accounts payable	$13.3	$9.0
Total debt	$24.0	$4.7
Total liabilities	$158.9	$132.4
Total stockholders' equity	$92.3	$154.5

2019 HIGH/LOW LIGHTS

- Grew topline revenue 5x to $254MM, improved Adjusted EBITDA $1.7MM to -$13.4MM
- Added 75% new senior leadership, 30% new Board with incremental diversity, world-class talent on both
- Established in 60 countries, expanded to new (direct) channel, e-comm, w/280K+ organization
- Added $100MM+ Noni brand, Te Mana brand in healthy appearance platform
- CBD/HSD launch in selected international markets

- China industry impact, lack of substantive organic growth in US, Japan, Western Europe
- Impairment of US Retail brands, lack of profitability, scale, and SG&A leverage

2020 OUTLOOK

- Noni+CBD shot Launch in Japan, major markets
- Portfolio expansion (Te Mana, others) and channel expansion (Tmall, others) in China
- Te Mana Shape intermittent fasting product launch in 15+ markets worldwide
- Core brand…in core retailers…in core US markets expansion, divestiture of non-core US retail brands
- EBITDA improvement via SG&A reduction, smaller brand investment elimination

- Potential business operating disruption from current health crisis…offset by expansion of NewAge immunity products (Noni & 'Nhanced Cell Defense)
- Multiple external growth opportunities

[1] Adjusted EBITDA, a non-GAAP financial measure

SHAPE SUMMARY

What is Shape?

Shape is a noni-based, whole-food smoothie designed to accompany a 5:2 intermittent fasting regimen

The benefits of Shape

- Lose up to 5-10 pounds in first 30 days, guaranteed
- Noni protects lean muscle to help keep weight off longer
- Whole foods, fruits and veggies for all-natural nutrition
- Dairy-free with plant-based protein to support gut health
- Made with coconut cream--a delicious healthy brain booster

Shape Pricing

- 30-day Challenge Pack: $159 / 125QV/CV
- 10-Pack: $42 / 30QV/CV

Markets

- March: Taiwan, Germany, US, Singapore, Hong Kong, Australia
- April: Japan


TE·MANA
SHAPE
marvelous mango smoothie
NONI FIBER
KOMBUCHA
MANGO
PASSIONFRUIT
APPLE
COCONUT

SHAPE SOCIAL


WELCOME TO THE 30-DAY
SHAPE Challenge!


SHAPE
Intermittent fasting has always been tough for me. But not with Shape. So easy and tasty!
-Isabela


30-DAY SHAPE
Challenge Tracker


LOVING MY
SHAPE
#SHAPECHALLENGE


JOIN THE
SHAPE
30 DAY CHALLENGE


SHAPE
TRY IT
today!




WELCOME TO THE
SHAPE
CHALLENGE



PATENTED PRODUCTS TO SUPPORT STRENGHTENING PEOPLE'S IMMUNITY


TAHITIAN
tahitian
NONI
LIQUID DIETARY SUPPLEMENT

- Increases NK (Virus Killer Cells) by > 30%
- Increases interferon-gamma for immune response
- Donated to 9 hospitals in China

- Increased lymphocytes 50% in human trials
- Reduces oxidative stress on cells
- Donated to all NewAge employees


'NHANCED
CELL DEFENSE
DAILY MICRONUTRIENT SUPPLEMENT DESIGNED TO PROTECT AND SHIELD THE BODY'S CELLS, AND HELP SUSTAIN AND PROTECT THEIR HEALTHY STRUCTURE AND FUNCTION.

Live Healthy.

Summary

NEWAGE

- Stronger financial position than at any time in history
- Stronger management team than ever before
- Leverageable platform/infrastructure – across 60 countries
- Pipeline of major business drivers, unrivaled access to growth
- Business model structured appropriately for current situation


NEWAGE
Live Healthy.

ROTH CONFERENCE
MARCH 16, 2020

ROTH Capital Partners

POSITIONED for GROWTH

March 17, 2020

Reconciliation of Net Income to Adjusted EBITDA (reference #1 on page 8)

Non-GAAP Financial Measures

The primary purpose of using non-GAAP financial measures is to provide supplemental information that we believe may be useful to investors and to enable investors to evaluate our results in the same way we do. We also present the non-GAAP financial measures because we believe they assist investors in comparing our performance across reporting periods on a consistent basis, as well as comparing our results against the results of other companies, by excluding items that we do not believe are indicative of our core operating performance. Specifically, we use these non-GAAP measures as measures of operating performance; to prepare our annual operating budget; to allocate resources to enhance the financial performance of our business; to evaluate the effectiveness of our business strategies; to provide consistency and comparability with past financial performance; to facilitate a comparison of our results with those of other companies, many of which use similar non-GAAP financial measures to supplement their GAAP results; and in communications with our board of directors concerning our financial performance. Investors should be aware, however, that not all companies define these non-GAAP measures consistently.

We provide in the table below a reconciliation from the most directly comparable GAAP financial measure to each non-GAAP financial measure presented.

EBITDA and Adjusted EBITDA. The calculation of our EBITDA and Adjusted EBITDA is presented below (in thousands):

	Year Ended December 31,	
	2019	2018
Net loss	$ (89,835)	$ (12,135)
EBITDA Non-GAAP adjustments:		
Interest expense	3,677	1,068
Income tax expense (benefit)	12,668	(8,927)
Depreciation and amortization expense	8,759	2,310
EBITDA	(64,731)	(17,684)
Adjusted EBITDA Non-GAAP adjustments:		
Stock-based compensation expense	6,388	2,533
Impairment of goodwill and identifiable intangible assets	44,925	-
Adjusted EBITDA	$ (13,418)	$ (15,151)

EBITDA is defined as net income (loss) adjusted to exclude GAAP amounts for interest expense, income tax expense, and depreciation and amortization expense. For the calculation of Adjusted EBITDA, we also exclude the following items for the periods presented:

Stock-Based Compensation Expense: Our compensation strategy includes the use of stock-based compensation to attract and retain employees, directors and consultants. This strategy is principally aimed at aligning the employee interests with those of our stockholders and to achieve long-term employee retention, rather than to motivate or reward operational performance for any particular period. As a result, stock-based compensation expense varies for reasons that are generally unrelated to operational decisions and performance in any particular period.

Impairment of goodwill and identifiable intangible assets: We have excluded impairment write-downs related to goodwill and identifiable intangible assets since these non-cash charges are not indicative of our core operating performance.

Live Healthy.